                                      UAM Funds
                        Funds for the Informed Investor(SM)



Sirach Growth II Portfolio
Annual Report

                                                                  April 30, 2001


                                                                          UAM(R)

UAM FUNDS                                             SIRACH GROWTH II PORTFOLIO
                                                      APRIL 30, 2001

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter....................................................    1

Portfolio Performance...................................................    4

Statement of Net Assets.................................................    5

Statement of Operations.................................................   10

Statement of Changes in Net Assets .....................................   11

Financial Highlights ...................................................   12

Notes to Financial Statements...........................................   13

Report of Independent Accountants ......................................   17

Federal Income Tax Information..........................................   18

UAM FUNDS                                             SIRACH GROWTH II PORTFOLIO
                                                      APRIL 30, 2001
--------------------------------------------------------------------------------

April 30, 2001

Dear Shareholders:

The Sirach Growth II Portfolio ended fiscal year 2001 with net assets of $23.2 million. For the year, the Portfolio returned -27.64%, trailing the S&P 500 return of -12.97%. This period proved to be quite difficult for growth managers relative to value managers as evidenced by the performance of the S&P Barra style indexes. The S&P Barra Growth Index was -29.17%, while the S&P Barra Value Index was +6.35%.

The difficult returns of the year can be viewed from two perspectives: sector influences and factor influences. The Technology and Finance sectors were the largest detractors from performance in terms of sector impact. Technology was the weakest performing portion of the market during the period. We reduced our exposure to this sector and ended the period at an equal weighting to the S&P 500 Index. The weakness in technology was a combination of contracting valuations and reductions in earnings estimates, all the result of a dramatically weakening economy. Beginning in mid-November, technology companies began to see a dramatic slowing in orders. This environment continued into the beginning of 2001 severely limiting companies and analysts ability to forecast business trends. Networking, communications equipment, storage, and software companies were especially hard hit as their valuations contracted sharply. We have focused our technology holdings on companies that are market leaders and those companies that have solid, visible earnings prospects. The poor contribution from the Finance sector was a result of some sharp price corrections in our financial services positions and our insurance holdings. Stock positions we held in financial services companies were hurt by perceptions that a slowing economy would impact payroll processing levels and credit card usage. Fundamentals of the insurance companies we own seem very solid as earnings remain firm and there continues to be upside to earnings estimates. When the Federal Reserve ("Fed") made a surprise cut in interest rates in early January, a rapid rotation occurred from these and other stocks that had been strong performers into stocks that had been quite poor performers over the course of the past three to six months.

This leads to factor influences which can initially be explained through the January Effect and its impact on the Portfolio. The January Effect refers to the phenomena that often occurs when especially poor performing stocks in the fourth quarter of a year (exacerbated by tax-loss selling) tend to have sharp recoveries in the January of the next year. The January Effect this year was especially pronounced, aided by the aforementioned Fed easing. The Portfolio suffered relative to the S&P 500 as stocks that had performed poorly and had poor earnings characteristics (which we didn't own) staged very sharp rallies in January. Many of these stocks were more cyclical in nature, such as semi-conductor capital equipment manufacturers, thus

UAM FUNDS                                             SIRACH GROWTH II PORTFOLIO

--------------------------------------------------------------------------------

were spurred further by the Fed actions. Earnings growth and earnings acceleration are factors that heavily influence our stock selection process and are proven drivers of price appreciation. During the first four months of the year these factors worked in reverse. Companies that exhibited the best earnings growth and earnings acceleration characteristics were among the worst performing companies, while those with very poor earnings prospects were rewarded with strong relative price performance. History strongly suggests this is an anomalous event and we will return to rewarding the companies with the strongest earnings fundamentals.

The three largest sectors in the Portfolio are Healthcare, Finance, and Technology. We have increased our exposure in Healthcare making it the largest portfolio weighting. Positions range from pharmaceutical companies, to biotech, to medical products and supplies, to healthcare service providers. These holdings performed well during the period with especially strong performance from our holdings in healthcare service providers. We are comfortable with the earnings estimates and growth prospects of our positions and remain highly weighted relative to the S&P 500. As noted above, we have reduced our Technology position to an equal weighting relative to the index. We believe our holdings are well balanced with exposure to storage, semi-conductors, optics, computer services and software. The investing environment in technology companies remains difficult as the market struggles with reduced earning expectations versus a Federal Reserve that is lowering interest rates to spur the economy. As in all sectors, we focus on those companies with strong earnings prospects. Our position in Finance was increased during the quarter to a slight over-weighting. Industry exposure was broadened within the Finance sector by adding positions in regional banks, transaction processing, and specialty lending. Stocks from these industry groups began appearing in our ranking process in large numbers during the period. We are neutral-weighted in the Consumer sectors and under-weight Energy and Utilities.

We are committed to continuing to focus our efforts on companies that exhibit strong earnings growth, accelerating earnings prospects, and strong potential for positive earnings surprises.

Please contact us with any questions you may have.

Sincerely,




SIRACH CAPITAL MANAGEMENT, INC.

UAM FUNDS                                             SIRACH GROWTH II PORTFOLIO

--------------------------------------------------------------------------------
   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
           A portfolio's performance assumes the reinvestment of all
                         dividends and capital gains.

   There are no assurances that a portfolio will meet its stated objectives.

  A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.


                    Definition of the Comparative Indicies
                    --------------------------------------

S&P 500 Index is an unmanaged index composed of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

S&P Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratio. It contains firms with higher price-to-book ratios. The index is capitalization-weighted, meaning that each stock in the Index is weighted in proportion to its market value.

S&P Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratio. It contains firms with lower price-to-book ratios. The index is capitalization-weighted, meaning that each stock in the Index is weighted in proportion to its market value.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                             SIRACH GROWTH II PORTFOLIO
                                                      APRIL 30, 2001

--------------------------------------------------------------------------------

                                    [GRAPH]

       Comparison of Change in the Value of a $10,000 Investment in the Sirach Growth II Fund, versus the S&P 500 Index

---------------------------------------------
                 Annualized    Annualized
     One Year      3 Year     Inception to
      Return       Return         Date
---------------------------------------------
      -27.64%      -5.91%        -1.48%
---------------------------------------------

----------------------------------
Initial Investment Date    10/3/97    Apr 98     Apr 99     Apr 00    Apr01
----------------------------------    ------     ------     ------    -----
  Sirach Growth II Fund    $10,000   $11,380    $13,260    $13,101    $9,480
          S&P 500 Index    $10,000   $11,840    $14,427    $15,888   $13,828
----------------------------------
      Index start date:    9/30/97
----------------------------------

Sirach Growth & Labs: 5/02/01: 5:02 PM

* Beginning of operations

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

               See definition of comparative indices on page 3.

UAM FUNDS                                             SIRACH GROWTH II PORTFOLIO
                                                      APRIL 30, 2001

--------------------------------------------------------------------------------
   STATEMENT OF NET ASSETS
   COMMON STOCKS - 96.2%


                                                                     Shares       Value
                                                                  -----------  -----------
BANKS -- 3.5%
     US Bancorp................................................     13,400     $   283,812
     Wells Fargo...............................................     11,200         526,064
                                                                               -----------
                                                                                   809,876
                                                                               -----------
BEVERAGE - SOFT DRINKS -- 2.1%
     PepsiCo...................................................     10,850         475,338
                                                                               -----------
BIOTECHNOLOGY RESEARCH & PRODUCTS -- 1.9%
     Baxter International......................................      4,850         442,077
                                                                               -----------
CHEMICALS -- 0.8%
Air Products & Chemicals.......................................      4,100         176,259
                                                                               -----------
COMMUNICATIONS & MEDIA -- 2.3%
     AOL Time Warner*...........................................    10,375         523,938
                                                                               -----------
COMMUNICATIONS TECHNOLOGY -- 3.2%
     CIENA*....................................................      3,700         203,722
     Cisco Systems*............................................     15,100         256,398
     Comverse Technology*......................................      4,000         274,000
                                                                               -----------
                                                                                   734,120
                                                                               -----------
COMPUTER SERVICES SOFTWARE & SYSTEMS -- 7.1%
     Amdocs....................................................      3,800         223,820
     BEA Systems*..............................................      5,800         236,930
     Check Point Software Technologies.........................      4,500         282,285
     Microsoft*................................................     11,700         792,675
     Veritas Software*.........................................      1,900         113,259
                                                                               -----------
                                                                                 1,648,969
                                                                               -----------
COMPUTER TECHNOLOGY -- 4.0%
     Electronic Data Systems...................................      5,600         361,200
     EMC-Mass..................................................      7,600         300,960
     Nvidia*...................................................      1,500         124,950
     Sun Microsystems*.........................................      7,700         131,824
                                                                               -----------
                                                                                   918,934
                                                                               -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH GROWTH II PORTFOLIO
                                                                  APRIL 30, 2001
--------------------------------------------------------------------------------
COMMON STOCKS - continued


                                                                   Shares         Value
                                                                 ----------    -----------
CONSUMER PRODUCTS -- 1.4%
     Kimberly-Clark..............................................    5,400     $   320,760
                                                                               -----------
DIVERSIFIED FINANCIAL SERVICES -- 6.0%
     American Express............................................    4,400         186,736
     Citigroup...................................................   14,133         694,637
     Household International.....................................    3,400         217,668
     Merrill Lynch...............................................    4,700         289,990
                                                                               -----------
                                                                                 1,389,031
                                                                               -----------
DIVERSIFIED MANUFACTURING -- 2.2%
     Tyco International..........................................    9,500         507,015
                                                                               -----------
ELECTRICAL - MEDICAL SYSTEMS -- 0.8%
     Medtronic...................................................    4,100         182,860
                                                                               -----------
ELECTRICAL EQUIPMENT & COMPONENTS -- 1.5%
     Emerson Electric............................................    5,300         353,245
                                                                               -----------
ELECTRONICS - SEMICONDUCTORS/COMPONENTS -- 4.2%
     Advanced Micro Devices*.....................................    3,200          99,200
     Analog Devices*.............................................    3,000         141,930
     Intel.......................................................   17,000         525,470
     Linear Technology...........................................    4,200         201,768
                                                                               -----------
                                                                                   968,368
                                                                               -----------
ENERGY MISCELLANEOUS -- 1.1%
     Calpine*....................................................    4,400         250,756
                                                                               -----------
FINANCE - SMALL LOAN -- 1.5%
     USA Education...............................................    4,900         348,390
                                                                               -----------
FINANCE DATA PROCESS SERVICES -- 2.0%
     Concord EFS*................................................    6,800         316,540
     Paychex.....................................................    4,500         155,520
                                                                               -----------
                                                                                   472,060
                                                                               -----------
FINANCIAL MISCELLANEOUS -- 1.8%
     AMBAC Financial Group.......................................    2,800         150,668
     Freddie Mac.................................................    4,200         276,360
                                                                               -----------
                                                                                   427,028
                                                                               -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH GROWTH II PORTFOLIO
                                                      APRIL 30, 2001

--------------------------------------------------------------------------------
   COMMON STOCKS - continued


                                                                   Shares         Value
                                                                 ----------    -----------
FOODS -- 2.1%
     Hershey Foods............................................       3,200     $   193,312
     Sysco....................................................      10,800         303,696
                                                                               -----------
                                                                                   497,008
                                                                               -----------
HEALTH CARE FACILITIES -- 4.5%
     HCA - The Healthcare.....................................      10,100         390,870
     Laboratory Corp of America Holdings*.....................       1,100         155,100
     Tenet Healthcare*........................................      11,000         491,040
                                                                               -----------
                                                                                 1,037,010
                                                                               -----------
HEALTH CARE MANAGEMENT SERVICES --1.4%
     UnitedHealth Group.......................................       5,000         327,400
                                                                               -----------
INSURANCE -- 4.1%
     Aflac....................................................      13,600         432,480
     American International Group.............................       6,350         519,430
                                                                               -----------
                                                                                   951,910
                                                                               -----------
MULTI-SECTOR COMPANIES -- 5.5%
     Fortune Brands...........................................       2,800          87,220
     General Electric.........................................      24,600       1,193,838
                                                                               -----------
                                                                                 1,281,058
                                                                               -----------
OIL - CRUDE PRODUCERS -- 0.8%
     Anadarko Petroleum.......................................       2,900         187,398
                                                                               -----------
PHARMACEUTICAL & GROCERY STORE CHAINS -- 4.4%
     CVS......................................................       8,200         483,390
     Safeway*.................................................      10,000         543,000
                                                                               -----------
                                                                                 1,026,390
                                                                               -----------
PHARMACEUTICALS -- 12.5%
     Allergan.................................................       2,800         212,800
     American Home Products...................................       6,200         358,050
     Amgen*...................................................       5,200         317,928
     Cardinal Health..........................................       6,600         444,840
     Genzyme*.................................................         900          98,073
     Johnson & Johnson........................................       4,600         443,808


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH GROWTH II PORTFOLIO
                                                      APRIL 30, 2001
--------------------------------------------------------------------------------
   COMMON STOCKS - continued


                                                                   Shares         Value
                                                                  --------     ----------
PHARMACEUTICALS -- continued
     Merck.......................................................    4,000     $  303,880
     Pfizer......................................................   16,750        725,275
                                                                               ----------
                                                                                2,904,654
                                                                               ----------
PUBLISHING - MISCELLANEOUS -- 2.2%
     McGraw-Hill.................................................    7,700        498,806
                                                                               ----------
RECREATIONAL VEHICLES & BOATS -- 1.4%
     Harley-Davidson.............................................    7,000        322,630
                                                                               ----------
RESTAURANTS -- 1.1%
     Starbucks*..................................................   13,700        265,095
                                                                               ----------
RETAIL -- 3.6%
     Costco Wholesale*...........................................    2,500         87,325
     Home Depot..................................................    2,900        136,590
     Kohl's*.....................................................    3,700        225,922
     Wal-Mart Stores.............................................    7,200        372,528
                                                                               ----------
                                                                                  822,365
                                                                               ----------
SERVICES - COMMERCIAL -- 1.0%
     Waste Management............................................    9,500        231,895
                                                                               ----------
TRANSPORTATION MISCELLANEOUS -- 1.2%
     United Parcel Service, Cl B.................................    4,900        281,505
                                                                               ----------
UTILITIES - ELECTRICAL -- 0.9%
     AES*........................................................    4,400        209,748
                                                                               ----------
UTILITIES - GAS PIPELINES -- 2.1%
     EL Paso.....................................................    7,000        481,600
                                                                               ----------
     TOTAL COMMON STOCKS
       (Cost $22,881,666)........................................              22,275,496
                                                                               ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            SIRACH GROWTH II PORTFOLIO
                                                     APRIL 30, 2001
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 3.9%

                                                        Face
                                                       Amount          Value
                                                    ----------      ------------
REPURCHASE AGREEMENT-- 3.9%
   Chase Securities, Inc. 4.30% dated 04/30/01
     due 05/01/01, to be repurchased at $904,108,
     collateralized by $890,491 of various
     U.S. Treasury Obligations valued at
     $933,188 (Cost $904,000)...................... $  904,000      $    904,000
                                                                    ------------
   TOTAL INVESTMENTS-- 100.1%
     (Cost $23,785,666) (a)........................                   23,179,496
                                                                    ------------
   OTHER ASSETS AND LIABILITIES, NET -- (0.1%).....                      (27,068)
                                                                    ------------

NET ASSETS CONSIST OF:
   Paid in Capital.................................                   27,365,035
   Accumulated Net Realized Loss...................                   (3,606,437)
   Unrealized Depreciation.........................                     (606,170)
                                                                    ------------
   TOTAL NET ASSETS-- 100.0%.......................                 $ 23,152,428
                                                                    ============
   Institutional Class Shares:
   Shares Issued and Outstanding
     (Unlimited authorization,
     no par value).................................                   2,784,243
   Net Asset Value, Offering and Redemption Price
     Per Share.....................................                       $8.32
                                                                          =====

 *  Non-income producing security
Cl  Class
(a) The cost for federal income tax purposes was $23,856,813. At April 30, 2001, net unrealized depreciation for all securities based on tax cost was $677,317. This consisted of aggregate gross unrealized appreciation for all securities of $1,779,525, and gross unrealized depreciation for all securities of $2,456,842.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH GROWTH II PORTFOLIO
                                                      APRIL 30, 2001
--------------------------------------------------------------------------------
   STATEMENT OF OPERATIONS

Investment Income
Dividends.................................................................    $    156,464
Interest..................................................................          41,329
Less: Foreign Taxes Withheld..............................................         (2,624)
                                                                               -----------
     Total Income.........................................................         195,169
                                                                               -----------
Expenses
Investment Advisory Fees -- Note B........................................         185,095
Administrative Fees -- Note C.............................................          93,904
Shareholder Servicing Fees -- Note F......................................          34,862
Filing and Registration Fees..............................................          19,166
Audit Fees................................................................          12,724
Printing Expenses.........................................................          10,379
Trustees' Fees -- Note E..................................................           4,803
Legal Fees................................................................           2,964
Custodian Fee.............................................................           2,427
Other Expenses............................................................          11,269
                                                                               -----------
     Net Expenses Before Expense Offset...................................         377,593
Expense Offset -- Note A..................................................            (481)
                                                                               -----------
     Net Expenses After Expense Offset....................................         377,112
                                                                               -----------
Net Investment Loss.......................................................        (181,943)
                                                                               -----------
Net Realized Gain on Investments..........................................         640,832
Net Change in Unrealized Appreciation (Depreciation) of Investments.......      (8,332,182)
                                                                               -----------
Net Loss on Investments...................................................      (7,691,350)
                                                                               -----------
Net Decrease in Net Assets Resulting from Operations......................     $(7,873,293)
                                                                               ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            SIRACH GROWTH II PORTFOLIO
                                                     APRIL 30, 2001
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                 Year                 Year
                                                 Ended                Ended
                                                April 30,           April 30,
                                                   2001               2000
                                              --------------     ------------
Increase (Decrease) In Net Assets
Operations:
   Net Investment Loss....................    $     (181,943)    $    (79,036)
   Net Realized Gain (Loss)...............           640,832         (756,616)
   Net Change in Unrealized
   Appreciation (Depreciation)............        (8,332,182)         474,307
                                              --------------     ------------
   Net Decrease in Net Assets
     Resulting from Operations............        (7,873,293)        (361,345)
                                              --------------     ------------
Distributions:
   Net Realized Gain......................          (640,832)        (863,951)
   In Excess of Net Realized Gain.........        (1,550,018)              --
                                              --------------     ------------
     Total Distributions..................        (2,190,850)        (863,951)
                                              --------------     ------------
Capital Share Transactions:
   Issued.................................         2,810,357        2,686,576
   Issued in Lieu of Cash Distributions ..         2,190,850          863,952
   Redeemed...............................        (1,787,192)      (2,772,420)
                                              ---------------       ---------
Net Increase from
Capital Share Transactions................         3,214,015          778,108
                                              --------------     ------------
Total Decrease............................        (6,850,128)        (447,188)
                                              --------------     ------------
Net Assets:
   Beginning of Period....................        30,002,556       30,449,744
                                              --------------     ------------
   End of Period (Including undistributed
   net investment income of
   $0 and $0, respectively)...............    $   23,152,428     $ 30,002,556
                                              ==============     ============

Shares Issued and Redeemed:
   Shares Issued..........................           346,392          212,329
   In Lieu of Cash Distributions..........           226,796           68,513
   Shares Redeemed........................          (162,637)        (215,598)
                                              --------------     ------------
   Net Increase in Shares Outstanding.....           410,551           65,244
                                              ==============     ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            SIRACH GROWTH II PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                            Selected Per Share Data & Ratios
                                              For a Share Outstanding Throughout Each Period
                                               Year         Year         Year     October 2,
                                              Ended        Ended        Ended      1997* to
                                            April 30,    April 30,    April 30,   April 30,
                                               2001         2000         1999       1998
                                            ---------    ---------    ---------   ---------
Net Asset Value, Beginning of
  Period..................................   $ 12.64      $ 13.19      $ 11.38     $ 10.00
                                             -------      -------      -------     -------
Income From Investment
 Operations
   Net Investment Loss....................     (0.07)       (0.03)       (0.04)      (0.02)
   Net Realized and Unrealized
     Gain (Loss)..........................     (3.29)       (0.13)        1.91        1.40
                                             -------      -------      -------     -------
   Total from Investment
     Operations...........................     (3.36)       (0.16)        1.87        1.38
                                             -------      -------      -------     -------
Distributions
   Net Realized Gain......................     (0.28)       (0.39)       (0.06)         --
   In Excess of Net Realized
     Gain.................................     (0.68)          --           --          --
                                             -------      -------      -------     -------
     Total Distributions..................     (0.96)       (0.39)       (0.06)         --
                                             -------      -------      -------     -------
Net Asset Value, End of Period............   $  8.32      $ 12.64      $ 13.19     $ 11.38
                                             =======      =======      =======     =======
Total Return..............................    (27.64)%      (1.20)%      16.52%      13.80%***
                                             =======      =======      =======     =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).....   $23,152      $30,003      $30,450     $25,690
Ratio of Expenses to Average Net Assets...      1.43%        1.43%        1.40%       1.56%**
Ratio of Net Investment Loss to
   Average Net Assets.....................     (0.69)%      (0.27)%      (0.38)%     (0.35)%**
Portfolio Turnover Rate...................       129%          41%          28%         11%

  * Commencement of Operations
 ** Annualized
*** Not Annualized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             SIRACH GROWTH II PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Sirach Growth II Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 2001 the UAM Funds were comprised of 40 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of equity securities, primarily the common stock of large, U.S.-based companies with outstanding financial characteristics and strong growth prospects that can be purchased at reasonable valuations.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

         2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral.

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     In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments of net operating losses.

          Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of an increase of $181,943 to undistributed net investment income, an increase of $202 to accumulated net realized loss and a decrease of $182,145 to paid in capital.

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss), for the purpose of calculating net investment income (loss) per share in the financial highlights.

          5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

          6. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA")


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     issued the AICPA Audit and Accounting Guide "Audits of Investment
     Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Sirach Capital Management, Inc. (the "Adviser "), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of average daily net assets. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, which gained control of United Asset Management Corporation ("UAM") on September 26, 2000.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500 and a fee based on the number of active shareholder accounts.

     For the eleven months ended March 31, 2001 UAMFSI was paid $88,094, of which $39,509 was paid to SEI for their services, $12,666 to DST for their services and $7,437 to UAMSSC for their services.

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio and an annual base fee of $54,500. For the one month ending April 30, 2001 the Administrator was paid $5,810.

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     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors,
Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are served by the financial representative.

     G. Purchases and Sales: For the year ended April 30, 2001, the Portfolio made purchases of $33,813,061 and sales of $33,446,532 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 2001, the Portfolio had no borrowings under the agreement.

     I. Other: At April 30, 2001, 100% of total shares outstanding were held by 1 record shareholder.

     At April 30, 2001 the Portfolio had elected to defer $3,535,149 of post-October capital losses for income tax purposes. These losses will be available to offset realized capital gains for the fiscal year ending April 30, 2002 .

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UAM FUNDS                                             SIRACH GROWTH II PORTFOLIO

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Sirach Growth II Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sirach Growth II Portfolio (formerly Hanson Equity Portfolio, the "Portfolio"), a portfolio of UAM Funds Trust, at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period October 2, 1997 (commencement of operations) through April 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
June 15, 2001

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UAM FUNDS                                             SIRACH GROWTH II PORTFOLIO

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Federal Income Tax Information: (Unaudited)

For the year ended April 30, 2001, Sirach Growth II Portfolio hereby designates approximately $2,190,648 as a 20% long-term capital gain dividend for the purposes of dividend paid deduction on its federal income tax return.

                                      18
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                                     NOTES
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                                     NOTES
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                                     NOTES
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UAM FUNDS                                             SIRACH GROWTH II PORTFOLIO

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Officers and Trustees

James F. Orr, III
Trustee, President and Chairman

John T. Bennett, Jr.
Trustee

Nancy J. Dunn
Trustee

Philip D. English
Trustee

William A. Humenuk
Trustee

Linda T. Gibson, Esq.
Vice President and Secretary

Sherry Kajdan Vetterlein
Vice President and Assistant Secretary

Christopher Salfi
Treasurer

Molly S. Mugler
Assistant Secretary

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Sirach Capital Management, Inc.
600 University Street
3323 One Union Square
Seattle, WA 98107

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

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This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
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